UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2010

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Indent. No.)

77 East King Street, P.O. Box 250, Shippensburg, PA	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (717) 532-6114

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 23, 2010, the Board of Directors of Orrstown Financial Services, Inc. (the “Company”) approved the extension of the treasury stock repurchase program initially established in April 2006, authorizing the Company to repurchase up to 150,000, or approximately 1.9 percent, of its outstanding stock under the program previously approved by its Board of Directors.

A copy of the press release announcing the extension is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated September 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

/s/ Thomas R. Quinn, Jr.
Thomas R. Quinn, Jr., President and Chief Executive Officer

Dated: September 27, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 27, 2010